Fees Summary	Oct. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 286,350,000.00
Previously Paid Amount	0.00
Total Fee Amount	39,544.93
Total Offset Amount	0.00
Net Fee	$ 39,544.93
Final Prospectus	false